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                 SECURITIES AND EXCHANGE COMMISSION SECURITIES
                            WASHINGTON, D.C. 20549


                                   FORM 8-K



                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT:                 DECEMBER 23, 1996


                          CALIFORNIA PROPERTIES FUND
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                                  CALIFORNIA
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                (STATE OR OTHER JURISDICTION OF INCORPORATION)


             0-19238                                    95-3463928
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       (COMMISSION FILE NUMBER)                (IRS EMPLOYEE IDENTIFICATION NO.)


12770 HIGH BLUFF DRIVE, SUITE 140, SAN DIEGO, CA                 92130
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      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


  REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE:      (619)259-4512
                                                          -------------


                 1632 5TH STREET, SUITE 210, SANTA MONICA, CA
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 4.     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Responses are by reference to Regulation S-K, Item 304(a)(1) and (a)(3).
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(a)(1)(i)   On December 23, 1996, the Registrant dismissed Goldfarb, Whitman and
Cohen and engaged Levitz, Zacks & Ciceric as its certifying accountant.

(a)(1)(ii) The reports of Golfarb, Whitman and Cohen on the financial statements for the years ending December 31, 1994 and December 31, 1995, contain no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph describing uncertainty of the registrant to continue as a going concern.

(a)(1)(iii) The decision to change accountants was approved by the Board of Directors.

(a)(1)(iv) In connection with its audits for Fiscal Years 1994 and 1995, there have been no disagreements with Goldfarb, Whitman and Cohen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Goldfarb, Whitman and Cohen would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(a)(1)(v)   Not applicable.

(a)(1)(vi) The Registrant has provided Goldfarb, Whitman and Cohen with a copy of this disclosure. The Registrant has requested that Goldfarb, Whitman and Cohen furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant in response to this Item 304(a) and, if not, stating the respects in which it does not agree. A copy of Goldfarb, Whitman and Cohen's letter, provided pursuant to Item 601(b)(16) of Regulation S-K, relating to this disclosure is attached as Exhibit A to this Form 8-K.

                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            California Properties Fund, a California corporation



Date: December 23, 1996       /s/ JOHN DOYAMIS
                            ----------------------------------------------------
                            John Doyamis, President